UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date  of  Report:  August  25,  2005

                            MASON HILL HOLDINGS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      13-4124035       033-24718-A
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(State  or  other  jurisdiction       (Commission      (IRS Employer
     of  incorporation)               File  Number)    Identification
No.)

300  Chestnut  Street,  Suite  200,  Needham,  MA         02492
----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area  code:  781-444-6100
                                                          ------------

THE COMPANY IS IN THE PROCESS OF PROCURING A NEW PRINCIPAL EXECUTIVE OFFICE IN TAMPA, FLORIDA. IN THE INTERIM, INQUIRIES SHOULD BE DIRECTED TO THE COMPANY'S SECRETARY AND LEGAL COUNSEL:

Robert  A.G.  LeVine,  Esq.
6015  Benjamin  Road,  Suite  312
Tampa,  FL  33634
(813)  221-8110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01  Entry  into  a  Material  Definitive  Agreement

On July 8, 2005, Mason Hill Holdings, Inc. ("MHHI") entered into a Plan of Merger (The "Plan") with Dynamic Leisure Group, Inc., a Florida corporation ("DLG"), to acquire 100% of the capital stock of DLG in exchange for 20,000,000 shares of common stock. The Plan is conditioned upon MHHI's ability to publicly trade its shares pursuant to applicable law.

Item  2.01  Completion  of  Acquisition  or  Disposition  of  Assets

The merger/business combination set forth in Item 1.01 has NOT yet occurred. MHHI's new Officers/Directors, as set forth in Item 5.02 below, are working to complete the contemplated transaction with DLG and are working with DLG to negotiate and effectuate DLG's business plan, letters of intent and term sheets, including financing arrangements. The new Officers/Directors intend to present this action to the shareholders of MHHI as required by Delaware law; a shareholder meeting is contemplated for late September 2005, with the date and time to be determined.

Item  3.02  Unregistered  Sales  of  Equity  Securities

At this time, MHHI has filed current reports under the Securities Exchange Act of 1934. No public sale of equity securities has yet occurred. Private transfers of securities have occurred, including but not limited to a transfer on August 4, 2005 of 2,080,000 shares by Geoffrey Eiten to Fenmore Holdings LLC for use as collateral for beginning financing for the business plan, which financing has not yet occurred.

It is anticipated that, when the merger/business combination contemplated by MHHI and DLG is consummated, MHHI will issue 20,000,000 new shares of its $.001 par value common stock to the Selling Stockholders of DLG. The Selling Stockholders of DLG consist of 6 persons/entities. There has been no general solicitation nor advertisement. This transaction is intended to be exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering.

Based upon the established relationship between the Selling Stockholders of DLG and MHHI's past and present officers, directors, affiliates, and promoters, MHHI believes that each investor is either an accredited investor or that each investor alone or with his/her legal, tax, financial and purchaser representatives, if any, has such knowledge and experience in business and financial matters that he/she is capable of evaluating the merits and risks of the prospective investment and that the amount of the investment for each natural person was reasonable in relation to the investor's net worth.

Item  3.03  Material  Modification  to  Rights  of  Security  Holders
As set forth in Item 5.03 below, MHHI amended and restated its Certificate of Incorporation with the State of Delaware to raise the number of authorized shares of MHHI.

Item  5.01  Changes  in  Control  of  Registrant

At this time, shareholder control of MHHI has not been altered significantly (the sole change in 5% shareholders being Mr. Eiten's transfer to Fenmore Holdings LLC). The following table sets forth information regarding each person known by MHHI to be the beneficial owner of more than 5% of MHHI's outstanding shares of common stock; each of our officers and directors; and all of MHHI's officers and directors as a group:

Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.


Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------
(1)                          (2)                                     (3)                              (4)
Title of Class               Name and Address of Beneficial Owner    Amount of Shares of               Percent of
                                                                      Beneficial Owner                    Class
-----------------------------------------------------------------------------------------------------------------
..001 par value common stock        Geoffrey Eiten                      4,047,894 shares                   30.64%
                                   c/o NFC Corp.
                                   300 Chestnut Street, Suite 200
                                   Needham, MA  02492
-----------------------------------------------------------------------------------------------------------------
..001 par value common stock        Walter Durchhalter                  3,540,405 shares                   17.70%
                                   Shad Creek Road
                                   Broad Channel, NY 11694
-----------------------------------------------------------------------------------------------------------------
..001 par value common stock        All directors and officers as a group       0 shares                       0%


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 10, 2005, the sole Director and Officer of MHHI, Geoffrey Eiten, resigned and appointed Daniel G. Brandano as President/Director of MHHI; Thomas
W.  Busch  as  Vice  President/Director;  and  Robert  A.G.  LeVine  as
Secretary/Director.

Daniel Brandano, age 56, Director, President and Chief Executive Officer - Mr. Brandano began his career in the travel industry as a franchised car rental operator in Boston, Massachusetts. He created the ninth largest car rental company in the United States, USA Rent A Car, and grew the firm's revenues to more than $60 million dollars while maintaining meaningful profitability. He was the firm's president and CEO from 1985 until 1993. Upon the sale of USA, he served as a Division President for a publicly traded major Canadian hotel and car rental reservation-processing firm, Hars Systems, Inc. In 1995, he engineered the acquisition and merger of two tour operators. He also served as CEO for Affinity International, a publicly traded travel company. From this experience he developed the Company's new e-commerce distribution platform and business model. Mr. Brandano also serves as President of Dynamic Leisure Group, Inc.

Thomas W. Busch, age 49, Director, Vice President and Chief Financial Officer - Prior to joining the Company, Mr. Busch served as an independent financial consultant to public and private entities and, prior to that, served as CFO to Swisher International, a Charlotte, North Carolina-based publicly-traded franchisor. Mr. Busch brings extensive financial and executive management experience in the areas of financial controls, investor relations, financial reporting, strategic planning, budgeting, cash management, and banking relations. Prior posts held by Mr. Busch include Corporate Controller between 1991 and 1998 for Salant Corporation, a publicly traded international apparel manufacturer and retailer with annual sales in excess of $500 million, and Senior Auditor between 1988 and 1991 with Deloitte & Touche. Mr. Busch currently serves as Vice President of Dynamic Leisure Group, Inc.

Robert A.G. LeVine, age 44, Director, Secretary and General Counsel - Mr. LeVine has been a licensed attorney in good standing in the State of Florida since 1987 and has, since 1992, been a principal in his own private practice and currently serves as Secretary of Dynamic Leisure Group, Inc. Mr. LeVine was educated at Harvard University and the University of Cincinnati College of Law, where he served as Executive Editor of the Cincinnati Law Review.

Item  5.03  Amendments  to Articles of Incorporation or Bylaws; Change in Fiscal
Year

On July 13, 2005, President Geoffrey Eiten executed a Restated Certificate of Incorporation. The Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 15, 2005. The Restated Certificate of Incorporation had the effect of increasing the authorized capital stock of the MHHI and changing the par value of the common stock FROM twenty five million (25,000,000) shares, of which twenty million (20,000,000) shares were $.002 par value common stock and five million (5,000,000) shares were $.001 par value preferred stock, TO the current authorized capital stock which the Corporation has authority to issue of Five Hundred Twenty Million (520,000,000)shares, of which stock Five Hundred Million (500,000,000) shares are common stock with $.001 par value, and Twenty Million (20,000,000) shares are preferred stock with $.001 par value.

MHII did not solicit proxies from its stockholders and did not submit an Information Statement on Schedule 14-C.

Item  8.01  Other  Events

In June 2005, MHII terminated Liberty Stock Transfer and immediately engaged Florida Atlantic Stock Transfer as its transfer agent. Contact information for MHII's transfer agent is now:

                         Florida Atlantic Stock Transfer
                               7130 Nob Hill Road
                                Tamarac, FL 33321

                             Telephone 954-726-4954
                             Facsimile 954-726-6305

By letter dated August 16, 2005,MHHI was informed by the Internal Revenue Service that past filings may have included a scrivener's errors on the FEI. MHHI is currently researching whether amended filings are appropriate.


Item  9.01  Financial  Statements  and  Exhibits

Exhibit  No.          Description
------------          -----------

      (1)     Restated Certificate of Incorporation of Mason Hill Holdings, Inc.
      (2)     Certificate  of  Good  Standing,  State  of  Delaware

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August  25,  2005
/s/  Daniel  G.  Brandano
-------------------------
Daniel  G.  Brandano
President